Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with this Quarterly Report on Form 10-Q of Sunoco LP (the “Partnership”) for the quarter ended June 30, 2020, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Joseph Kim, as President and Chief Executive Officer of Sunoco GP LLC, the general partner of the Partnership, and as the person performing functions similar to that of the principal financial officer, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002 that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

Date: August 6, 2020	/s/ Joseph Kim
Joseph Kim

President and Chief Executive Officer of Sunoco GP LLC, the general partner of Sunoco LP (Principal Executive Officer and person performing functions similar to that of the Principal Financial Officer)

This certification accompanies this Report on Form 10-Q pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by such Act, be deemed filed by the Partnership for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.